SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 August 18, 1999
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                        (Date of earliest event reported)


                           Staten Island Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                           1-13503                        13-3958850
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



15 Beach Street, Staten Island, New York                             10304
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 (Address of principal executive offices)                          (Zip Code)


                                 (718) 447-7900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.        Other Events

        As previously reported, on August 18, 1999, Staten Island Bancorp, Inc. ("SIB"), the parent holding company for Staten Island Savings Bank (the "Bank"), announced that SIB and the Bank had entered into an Agreement and Plan of Reorganization, dated as of August 18, 1999 (the "Agreement"), with First State Bancorp ("FSB") and its wholly owned bank subsidiary, First State Bank ("First State"). Pursuant to the terms of the Agreement, FSB will be merged with an interim subsidiary created by SIB (the "Merger") and immediately thereafter it will be merged with and into SIB with SIB as the surviving corporation. In addition, First State will be merged with and into the Bank with the Bank as the surviving bank (the "Bank Merger"). After the Bank Merger, First State will be operated as a separate division of the Bank. Pursuant to the terms of the Agreement, as a result of the Merger, each share of common stock of FSB will be converted into the right to receive $174. 93 or $84.0 million in the aggregate. Consummation of the Merger is subject to a number of conditions, including, the approval of the Agreement by stockholders of FSB, the receipt of requisite regulatory approvals and the satisfaction of certain other conditions.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Not applicable.

        (b) Not applicable.

        (c) The following exhibits are included with this Report:

               Exhibit 2.1 Agreement and Plan of Reorganization, dated August 18, 1999, among SIB, the Bank, FSB and First State

               Exhibit 99.1         Press Release, dated August 18, 1999(1)

               Exhibit 99.2         Presentation to Analysts(1)




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(1)     Previously filed.


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
                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STATEN ISLAND BANCORP, INC.



                                            By: /s/Harry P. Doherty
                                                --------------------------------
                                                Name:  Harry P. Doherty
                                                Title: Chairman and
                                                       Chief Executive Officer

Date:    August 30, 1999

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